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                                                                    EXHIBIT 32.2

        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                               UNITED STATES CODE

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of CITGO Petroleum Corporation (the "Registrant"), does hereby certify, to his knowledge, that:

      The Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 of the Registrant fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 9, 2004                    /s/ Jerry E. Thompson
                                         ---------------------------------------
                                         Name: Jerry E. Thompson
                                         Title: Chief Operating Officer
                                               (Acting Chief Financial Officer)